Exhibit 99.1

First Quarter 2011 Investor Call May 3, 2011

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

1st Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Weather Drove 2011 Volumes, But Less Than In 2010 Avg KWH/Residential Premise, Weather Adj Q11 '10 vs. Q1 '11 Residential GWH, Actual Q1 '10 vs. Q1 '11 Residential Points of Delivery At March 31, '10 vs. March 31, '11; thousands of meters Residential GWH, Weather Adj Q1 '10 vs. Q1 '11 Q1 '10 Q1 '11 11057 10217 Q1 '10 Q1 '11 3561 3571 Q1 '10 Q1 '11 9535 9653 At 3/31/2010 At 3/31/2011 2681 2706 1.0% 7.6% 1.2% 0.3% 1 Three months ended March 31.

Large C&I Demand and Usage Trends Continue to Suggest Economic Recovery Large C&I GWH, Actual Q1 '10 vs. Q1 '11 Large C&I GWH, Weather Adj Q1 '10 vs. Q1 '11 Q1 '10 Q1 '11 14791 15814 4.2% 4.3% Q1 '10 Q1 '11 16696 17398 Large C&I Billed MW Demand (Avg) Q11 '10 vs. Q1 '11 Q1 '10 Q1 '11 15047 16018 Q1 '10 Q1 '11 14716 15347 Large C&I Actual MW Demand (Avg) Q1 '10 vs. Q1 '11 6.9% 6.5% 1 Three months ended March 31.

Summary of Financial Results1 Adjusted Net Income Q1 '10 vs. Q1 '11; $ millions Q1 '10 Q1 '11 73 60 Adjusted Operating Revenues Q12 '10 vs. Q1 '11; $ millions Q1 '10 Q1 '11 662 671 PP&E, net At March 31, '10 vs. March 31, '11; $ millions 3/31/2010 3/31/2011 9312 9851 Adjusted Operating Cash Flow Q1 '10 vs. Q1 '11; $ millions Q1 '10 Q1 '11 155 128 1 Excludes impacts from transition bond debt, and fair value accounting adjustments associated with the October 2007 merger. 2 Three months ended March 31. 1.4% 17.4% 17.8% 5.8%

Credit Metrics1 Continue to be Strong EBITDA Q12 '10 vs. Q1 '11 and TME 3/31/103 vs 3/31/11; $ millions EBITDA/Cash Interest TME 3/31/10 vs. TME 3/31/11; Ratio TME 3/31/10 TME 3/31/11 4.4 4.6 Debt/EBITDA TME 3/31/10 vs. TME 3/31/11; Ratio TME 3/31/10 TME 3/31/11 3.9 3.7 1 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. 2 Three months ended March 31. 3 Twelve months ended March 31. Q1 '10 Q1 '11 TME 3/31/10 TME 3/31/11 339 335 1312 1437 9.5% 1.2%

Liquidity Profile Revolver Capacity Lehman Unfunded Commitment Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity 1878 1357 1357 2000 122 521 1357 12 1369 $2.0 billion Secured Revolving Credit Facility1 Balances at March 31, 2011; $ millions $2,000 $122 $521 $1,357 $12 $1,369 Rating Outlook Moody's Baa1 Stable Standard & Poor's A- Stable Fitch Ratings BBB Stable Solid Credit Ratings 1 Oncor's $2.0 billion Credit Facility matures in 2013 2 Excludes transition bond debt 11 12 13 14 15 16 17 18 19 20 Long-Term Debt Maturities 375.595 523.722 500 324.405 550 126.278 Long-Term Debt2 Maturity Profile 2011-2020; $ millions

1st Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Settlement Reached in 2011 Rate Case Filed on January 7, 2011 Reached a Memorandum of Settlement on April 8th, reflecting: $136.7 million base rate increase Approximately $93 million of the increase effective by July 1st with remainder effective January 1, 2012 10.25% ROE 60% Debt / 40% Equity Capital Structure Subject to approval by the PUCT. Complete settlement documents expected to be filed with the PUCT in early May. Expect to finalize by May/June

Major Operational Initiatives On Target Competitive Renewable Energy Zones All 14 CCNs have been approved 2011 signals major shift in CREZ project as it moves from CCN proceedings to ROW acquisition and actual construction Will spend ~$2.0 billion on project in total and approximately $600M in 2011 $417M spent on CREZ through March 31, 2011; $101M spent in Q1 '11 Advanced Metering Initiative More than 1.6M meters installed through March 31, 2011; ~121,000 meters installed in Q1 '11 $390M spent on AMS through March 31, 2011; $30M spent in Q1 '11 Industry-first, customer information portal launched in 2010; ~7,400 customers signed up Began In-Home Monitor pilot program to 500 customers

Oncor's Ring-Fencing Oncor Holdings and Oncor are ring-fenced entities and have no obligation to pay any amounts due on EFH and EFIH debt that is secured by EFIH's equity in Oncor Holdings. In the event of a valid permitted asset transfer (disposition of EFIH's equity interests in Oncor Holdings), this debt would become obligations of the third party transferee.

Appendix - Regulation G Reconciliations

Measure Definition Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo) Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting and net income of BondCo Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities Total Debt (GAAP) Oncor long-term debt (including current portion), plus bank loans and commercial paper EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended March 31, '10 and '11 $ millions Q1 '10 Q1 '11 Operating revenues - Oncor 703 706 Less: Operating revenues - BondCo (41) (35) Adjusted operating revenues, excluding BondCo 662 671

Q1 '10 Q1 '11 Net income - Oncor 79 65 Less: Net income - BondCo - - Less: Effects of fair value accounting (after tax) (6) (5) Adjusted net income, excluding BondCo 73 60 Table 2: Oncor Adjusted Net Income Reconciliation Three Months Ended March 31, '10 and '11 $ millions

Table 3: Oncor Operating Cash Flow Reconciliation Three Months Ended March 31, '10 and '11 $ millions Q1 '10 Q1 '11 Operating cash flow - Oncor 186 156 Less: Operating cash flow - BondCo (31) (28) Operating cash flow, excluding BondCo 155 128

Table 4: Oncor EBITDA Reconciliation Three Months Ended March 31, '10 and '11 $ millions Q1 '10 Q1 '11 Net income - Oncor 79 65 Plus: Depreciation & amortization - Oncor 166 172 Plus: Provision in lieu of income taxes - Oncor 48 40 Plus: Interest expense - Oncor 86 90 Equals: EBITDA - Oncor, including BondCo 379 367 Less: Net income - BondCo - - Depreciation & amortization - BondCo (31) (26) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (10) (8) Effects of fair value accounting (pre tax) (9) (8) Regulatory asset amortization 10 10 EBITDA, excluding BondCo 339 335

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended March 31, '10 and '11 $ millions TME '10 TME '11 Net Income - Oncor 341 338 Plus: Depreciation & amortization - Oncor 597 679 Plus: Provision in lieu of income taxes - Oncor 184 207 Plus: Interest expense - Oncor 346 351 Equals: EBITDA - Oncor, including BondCo 1,468 1,575 Less: Net income - BondCo - - Depreciation & amortization - BondCo (115) (110) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (41) (36) Effects of fair value accounting (pre tax) (37) (33) Write off of regulatory assets (pre tax) 25 - Regulatory asset amortization 22 41 Adjustment of goodwill liability (10) - EBITDA, excluding BondCo 1,312 1,437

Table 6: Oncor Total Debt Reconciliation At March 31, '10 and '11 $ millions '10 '11 Short-term debt- Oncor 756 516 Long-term debt due currently - Oncor 109 114 Long-term debt, less due currently - Oncor 4,972 5,309 Total debt - Oncor, including BondCo 5,837 5,939 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (109) (114) Long-term debt, less due currently - BondCo (643) (528) Fair value adjustment - BondCo 5 3 Total debt, excluding BondCo 5,090 5,300

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended March 31, '10 and '11 $ millions TME '10 TME '11 Ref Source Interest expense and related charges - Oncor 346 351 Amortization of debt fair value discount - Oncor (3) (1) Amortization of debt discount - Oncor (7) (4) AFUDC - Oncor 2 1 Cash interest expense - Oncor 338 347 Less: Interest expense - BondCo (41) (36) Cash interest expense, excluding BondCo 297 311 A EBITDA, excluding BondCo 1,312 1,437 B Table 5 Total debt, excluding BondCo 5,090 5,300 C Table 6 EBITDA/interest - ratio (B / A) 4.4x 4.6x Debt/EBITDA - ratio (C / B) 3.9x 3.7x